Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AlphaClone Alternative Alpha ETF
(the “Fund”)

May 15, 2015

Supplement to the
Prospectus dated July 31, 2014,
as previously supplemented

Effective immediately, the following disclosure has been added to the Fund’s Prospectus:

Management of the Fund’s Sub-Adviser

The Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the Board’s approval) to change or select new sub-advisers without obtaining shareholder approval.  The relief also permits the Adviser to materially amend the terms of agreements with a Sub-Adviser (including an increase in its fee) or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval.  Shareholders will be notified of any sub-adviser changes.

Please retain this Supplement with your Prospectus for future reference.